Exhibit 99.2

Toyota Business Highlights Q3 FY2023 TOYOTA MOTOR NORTH AMERICA, INC. (Toyota U.S.) MONTHLY RESULTS • The U . S . automobile SAAR figure for January 2023 came in at 15 . 7 M units, up from January 2022 at 15 . 0 M units . • Toyota U . S . reported January 2023 sales of 134 , 392 units, a decrease of 14 . 8 % on a daily selling rate (DSR) basis and 14 . 8 % on a volume basis versus January 2022 . • Toyota division posted January 2023 sales of 113 , 953 units, a decrease of 16 . 9 % on a DSR basis and 16 . 9 % on a volume basis versus January 2022 . • Lexus division posted January 2023 sales of 20 , 439 units, a decrease of 0 . 9 % on a DSR basis and 0 . 9 % on a volume basis versus January 2022 . Source: Toyota, Bloomberg, Ward’s Automotive Group Toyota U.S. monthly results include fleet sales volume TOYOTA MOTOR CORPORATION (TMC) FINANCIAL RESULTS ‡ “Other” consists of Central and South America, Oceania, Africa, Middle East and Other. Source: TMC company filings. *Bar chart represents vehicles sales as % of Top 5 Models sales 113,953 20,439 Toyota Division Lexus Division Toyota U.S. January 2023 Vehicle Sales Jan-23 Jan-22 Jan-23 Jan-22 RX 7,957 7,994 NX 5,093 3,194 ES 2,199 2,944 GX 2,095 2,805 IS 1,661 1,708 Toyota U.S. January Vehicles Sales Lexus Division Top 5 Models Jan-23 Jan-22 Jan-23 Jan-22 RAV4 23,419 29,457 Tacoma 17,851 15,285 Camry 16,774 19,665 Highlander 14,264 17,161 Corolla 13,049 15,368 Toyota U.S. January Vehicles Sales Toyota Division Top 5 Models Production (units) Q3 FY23 Q3 FY22 Japan 975 945 North America 415 403 Europe 210 201 Asia 510 419 Other‡ 133 110 Sales (units) Q3 FY23 Q3 FY22 Japan 532 482 North America 607 522 Europe 277 250 Asia 476 413 Other‡ 439 337 Units in thousands TMC Consolidated Financial Performance Q3 FY23 Q3 FY22 Sales Revenues ¥9,754,685 ¥7,785,742 Operating income 956,652 784,370 Net income attributable to TMC 727,942 791,738 TMC Consolidated Balance Sheet Q3 FY23 Q3 FY22 Current assets ¥24,759,957 ¥21,669,893 Receivables related to financial services 16,191,681 13,475,070 Investments and other assets 18,205,893 16,615,655 Property, plant and equipment, net 12,423,056 11,857,445 Total assets ¥71,580,587 ¥63,618,063 Liabilities ¥43,130,564 ¥37,763,339 Shareholders' equity 28,450,023 25,854,724 Total liabilities and shareholders' equity ¥71,580,587 ¥63,618,063 Yen in billions Operating Income by Geographic Region Q3 FY23 Q3 FY22 Japan ¥683 ¥397 North America (18) 129 Europe 63 83 Asia 169 175 Other‡ 66 52 Elimination (6) (51) Yen in millions 0 50 100 150 200 250 300 6 11 16 21 Jan-18 Apr-18 Jul-18 Oct-18 Jan-19 Apr-19 Jul-19 Oct-19 Jan-20 Apr-20 Jul-20 Oct-20 Jan-21 Apr-21 Jul-21 Oct-21 Jan-22 Apr-22 Jul-22 Oct-22 Jan-23 Toyota U.S. Light Vehicle Sales (units in thousands) Seasonally Adjusted Annual Rate (units in millions) U.S. Light Vehicle Seasonally Adjusted Annual Rate (SAAR) and Toyota U.S. Sales January 2018 - January 2023 SAAR Toyota U.S. Sales

TOYOTA MOTOR CREDIT CORPORATION (TMCC) FINANCIAL RESULTS • Our consolidated net income was $364 million for the third quarter of fiscal 2023, compared to $748 million for the same period in fiscal 2022. The decrease in net income for the third quarter of fiscal 2023, compared to the same period in fiscal 2022, was primarily due to a $419 million increase in interest expense, a $233 million increase in provision for credit losses, a $135 million decrease in total financing revenues, and a $69 million increase in operating and administrative expense, partially offset by a $198 million decrease in depreciation on operating leases, a $164 million increase in investment and other income, net, and a $121 million decrease in provision for income taxes. • We recorded a provision for credit losses of $569 million and $278 million for the first nine months and third quarter of fiscal 2023, respectively, compared to a provision for credit losses of $110 million and $45 million for the same periods in fiscal 2022. The economic conditions have resulted in an increase in consumer delinquencies and charge - offs as well as higher expectations of credit losses in the retail loan portfolio. These factors combined with the increase in size of our retail loan portfolio have led to an increase in the provision for credit losses for the first nine months and third quarter of fiscal 2023, compared to the same periods in fiscal 2022. • Net charge - offs as a percentage of average finance receivables for the first nine months of fiscal 2023 increased to 0.46 percent from 0.18 percent for the same period in fiscal 2022. Our default frequency as a percentage of outstanding finance receivable contracts increased to 0.80 percent for the first nine months of fiscal 2023, compared to 0.71 percent in the same period in fiscal 2022. Our average finance receivables loss severity per unit for the first nine months of fiscal 2023 increased to $11,746 from $8,598 in the first nine months of fiscal 2022. The increase in net charge - offs, default frequency, and loss severity per unit were due to higher average amounts financed, a higher percentage of used vehicles financed, and higher delinquencies. 1 Represents the percentage of total domestic Toyota U.S. sales of new Toyota and Lexus vehicles financed by us, excluding sale s u nder dealer rental car and commercial fleet programs, sales of a private Toyota distributor and private label vehicles financed. SHORT - TERM FUNDING PROGRAMS • TMCC ‡ , Toyota Credit de Puerto Rico Corp . (TCPR), Toyota Credit Canada Inc . (TCCI)†, Toyota Finance Australia Limited (TFA)† and Toyota Motor Finance (Netherlands) B . V . (TMFNL)† maintain direct relationships with institutional commercial paper investors through TMCC’s Sales & Trading team , providing each access to a variety of domestic and global markets through five, distinct 3 (a)(3) programs . • TMCC ‡ c ommercial paper outstanding under our commercial paper programs ranged from approximately $ 16 . 9 billion to $ 18 . 1 billion during the quarter ended December 31 , 2022 , with an average outstanding balance of $ 17 . 6 billion . † TCCI, TFA, and TMFNL are subsidiaries of Toyota Financial Services Corporation (TFSC), a wholly - owned subsidiary of Toyota Motor Corporation (TMC). TMCC is a wholly - owned subsidiary of Toyota Financial Service International Corporation (TFSIC), a wholly - own ed subsidiary of TFSC. ‡ TMCC consolidated financial liabilities include TMCC and its consolidated subsidiaries, which includes TCPR. LET’S GO PLACES In Feb 2023, Toyota and Lexus are the top make - level performing brands in their respective segments, according to the J.D. Power 2023 Canada ALG Residual Value Awards, which recognizes the vehicle segments within the automotive leasing industry that are projected to hol d t he highest percentage of the manufacturer’s MSRP after a four - year period for mass market vehicles, and after a three - year period for premium vehicles . The Sales and Trading team engages in direct dialogue with institutional investors delivering a variety of fixed income products to meet our clients’ investment objectives and risk tolerances . We focus on providing simple, personal, and proactive service in the execution of all trades . Sales and Trading Contacts Jeffrey DeSilva | Region Manager (469) 486 - 6759 jeffrey.desilva@toyota.com Bob Barish | Funding & Liquidity Analyst (469) 486 - 5598 bob.barish@toyota.com Chuan Qin | Funding & Liquidity Analyst (469) 486 - 6020 chuan.qin@toyota.com Nicholas Ro, CFA | National Manager (469) 786 - 8961 nicholas.ro@toyota.com Jason Kelley | Region Manager (469) 486 - 5301 jason.kelley@toyota.com Justin Lee | Funding & Liquidity Analyst (469) 486 - 6187 justin.lee1@toyota.com Forward looking statements are subject to risks and uncertainties that could cause actual results to fall short of current ex pec tations. Toyota and its affiliates discuss these risks and uncertainties in filings they make with the Securities and Exchan ge Commission. This presentation does not constitute an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus a nd related documentation . 54.3% 52.4% Q3 FY22 Q3 FY23 TMCC - Market Share 1 Q3 FY22 Q3 FY23 0.32% 0.18% 0.46% 0.00% 0.25% 0.50% Q3 FY21 Q3 FY22 Q3 FY23 Net Charge - offs as a Percentage of Average Finance Receivables 63 8 42 128 14 29 0 50 100 150 New Retail Contracts Used Retail Contracts Lease Contracts Units In Thousands TMCC - Toyota U.S. Contracts Subvened Q3 FY22 Q3 FY23 158 106 72 191 85 59 0 200 400 New Retail Contracts Used Retail Contracts Lease Contracts Units in Thousands TMCC - Vehicle Financing Volume Q3 FY22 Q3 FY23 17.0 16.9 65.3 62.0 28.1 31.6 $0 $20 $40 $60 $80 $100 $120 Q3 FY22 Q3 FY23 Amount ($billions) TMCC Consolidated Financial Liabilities (Face Value) Secured notes & loans payable Unsecured notes & loans payable Commercial Paper TMCC Financial Performance Q3 FY22 Q3 FY23 Total financing revenues $2,991 $2,856 Income before income taxes 981 476 Net Income 748 364 Debt-to-Equity Ratio 6.2x 5.9x U.S. dollars in millions